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EXHIBIT 10(vi)
                                 AMENDMENT TO
                      LIFE INSURANCE SPLIT-DOLLAR AGREEMENT


     AGREEMENT by and between AMERICAN PRECISION INDUSTRIES INC., a Delaware corporation with its principal office at 2777 Walden Avenue, Buffalo, New York 14225 (the "Company"), and KURT WIEDENHAUPT ("Executive"), residing at 280 Carnoustie Road, East Aurora, New York 14052, dated as of July 1, 1994.


                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, the Company and the Executive enter into an agreement entitled the Life Insurance Split-Dollar Agreement, dated as of August 26, 1992; and

     WHEREAS, the Board of Directors of the Company has authorized the following amendment to the Life Insurance Split-Dollar Agreement, and the Executive has agreed to the amendment

     NOW, THEREFORE, the Life Insurance Split-Dollar Agreement is amended as follows, effective July 1, 1994:

     1. Paragraph 3 of the Life Insurance Split-Dollar Agreement is amended to read as follows:


     3. PAYMENT OF PREMIUMS. On or before the due date of each annual premium on the Policy, or within the grace period allowed by the Policy or the Insurer for the payment of such annual premium, and for so long as the Executive is employed by the Company before attaining the age of 65, the Company shall pay a portion of the annual premium on the Policy. The portion of each such annual premium to be paid by the Company shall be determined by the Company in its discretion from year to year. The Executive shall pay the balance of each such annual premium, on or before its due date or within the grace period allowed by the Policy or the Insurer for the payment of such annual premium.

     IN WITNESS WHEREOF, the Executive had executed this Agreement, and the Company pursuant to the authorization of its Board of Directors, has caused this Agreement to be executed, as of the day and year first above written.



                   AMERICAN PRECISION INDUSTRIES INC.



                   By /s/ John M. Murray
                     -----------------------------------------------
                            John M. Murray,
                            Vice President - Finance and Treasurer



                   By /s/ James J. Tanous
                     -----------------------------------------------
                            James J. Tanous, Secretary



                   /s/ Kurt Wiedenhaupt
                   -------------------------------------------------
                   Kurt Wiedenhaupt, individually